EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT

                  This Stock Purchase Agreement (the "Agreement") is made and entered into as of this _22_ day of May, 2001 by and among Netzler & Dahlgren Co. AB, a Swedish corporation ("Netzler & Dahlgren), Anders Dahlgren, Jan Jutander, and Arne Nillson, all of whom are citizens of Sweden (the "Individual Sellers") (Netzler & Dahlgren and the Individual Sellers hereinafter collectively being referred to as the "Sellers"), Claude Imbleau, Thomas Hessler, and the other parties identified on the signature page hereof as purchasers (Claude Imbleau, Thomas Hessler and the other purchasers hereinafter being referred to as the "Purchasers").

                  WHEREAS, Netzler & Dahlgren owns 550,000 shares of common stock of NDC Automation, Inc., a Delaware corporation ("NDCA"), which represents approximately 15.3 % of the outstanding common stock of NDCA (the "Netzler & Dahlgren Share Interest");

                  WHEREAS, the Individual Shareholders each own 200,640 shares of common stock of NDCA, for a collective ownership of 601,920 shares of common stock of NDCA owned by the Individual Sellers (the "Individual Sellers' Share Interest"), which represents approximately 16.8 % of the outstanding common stock of NDCA;

                  WHEREAS, Netzler & Dahlgren desires to sell the Netzler & Dahlgren Share Interest to the Purchasers at a price $.15 per share, and the Purchasers desire to purchase such shares at such price; and

                  WHEREAS, the Individual Shareholders desire to sell the Individual Sellers' Share Interest to the Purchasers at a price of $.10 per share, and the Purchasers desire to purchase such shares at such price;

                  NOW, THEREFORE, in consideration of the premises, the mutual promises set forth herein and other good and valuable consideration, the parties hereby agree as follows:

                  1.       PURCHASE AND SALE OF SHARES.
                           ---------------------------

                  By their execution hereof, the Sellers hereby agree to sell, assign, and transfer to the Purchasers, and the Purchasers hereby agree to purchase and acquire from the Sellers, the Netzler & Dahlgren Share Interest at a purchase price of $.15 per share and the Individual Sellers' Share Interest at a purchase price of $.10 per share, in such proportion between the Purchasers as set forth on Exhibit A hereto. Such purchase shall be effective as of the date of payment by each of the Purchasers as set forth in Section 2 hereof. The Sellers shall promptly deliver all certificates for the Netzler & Dahlgren Share Interest and the Individual Sellers' Share Interest (such shares hereinafter collectively being referred to as the "Purchased Shares") to the law firm of Shumaker, Loop & Kendrick, LLP, 128 South Tryon Street, Suite 1800, Charlotte, North Carolina 28202, for such firm to hold as escrow agent pursuant to the terms and conditions of the form of Escrow Agreement attached hereto as Exhibit B until completion of payment by each Purchaser with respect to the shares being purchased by such Purchaser. The share certificates delivered by the Sellers shall either be endorsed for transfer or accompanied by


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appropriate executed forms of stock powers. Sellers agree to execute such other documents as reasonably requested by the Purchasers so as to transfer full unencumbered legal ownership of the Purchased Shares to the Purchasers pursuant to the terms and conditions hereof.

                  2.       PAYMENT FOR THE PURCHASED SHARES.
                           --------------------------------

                  The Purchasers each agree to make such payments to the Sellers for the Purchased Shares as set forth for each Purchaser on Exhibit A hereto, with such payments to be made on or before June 1, 2001. Such payment obligations of the Purchasers are the separate individual obligations of the respective Purchasers and are not joint obligations of each Purchaser. In order to secure such payment obligation of the Purchasers, the certificates for the Purchased Shares shall be held in escrow as provided in Section 1 hereof. Purchasers hereby agree that the Sellers shall have a security interest in the Purchased Shares of each Purchaser to secure the separate payment obligation of each such Purchaser.

                  3.       REPRESENTATIONS AND WARRANTIES OF THE SELLERS.
                           ---------------------------------------------

                  The Sellers each represent and warrant, jointly and severally, to the Purchasers and covenant and agree with the Purchasers as follows:

                  3.1 Ownership of Shares. Each Seller owns and holds, beneficially and of record, the entire right, title and interest in and to the shares identified on Exhibit A hereto as being sold by such Seller, in each case free and clear of any claim, suit, proceeding, call, commitment, voting trust, proxy, restriction on transfer, limitation, security interest, pledge or lien or encumbrance of any kind or nature whatsoever.

                  3.2 Authorization; Valid and Binding Obligation. Each Seller has the authority to execute and deliver this Agreement and to perform its or his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by each Seller and constitutes the valid and legally binding obligation of each Seller enforceable against it or him in accordance with its terms.

                  3.3 Consents and Approvals. There are no authorizations, consents, approvals or notices required to be obtained or given by the Sellers or waiting periods required to expire in order that this Agreement and the transactions provided for herein may be consummated by the Sellers.

                  3.4. Absence of Broker or Finder. No person is acting or has acted for the Sellers as broker or finder in connection with the transaction contemplated hereby.

                  3.5 Voting, Dividends and Other Rights as Shareholders. The Sellers agree that the Purchasers shall have full beneficial ownership of the Purchased Shares while the Purchased Shares are being held in escrow pursuant to the terms and conditions of the Escrow Agreement attached hereto as Exhibit B. Pending a distribution of the Purchased Shares by the Escrow Agent pursuant to the terms and conditions of the Escrow Agreement, the Sellers agree to vote their respective Purchased Shares and to execute any written consents with respect to the

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Purchased Shares only as requested by the Purchasers in writing and to deliver any dividends or distributions on the Purchased Shares to the Escrow Agent for the Escrow Agent to hold along with the Purchased Shares pursuant to the terms and conditions of the Escrow Agreement.

                  4.       REPRESENTATIONS AND WARRANTIES OF PURCHASERS.
                           --------------------------------------------

                  The Purchasers each represent and warrant to the Sellers and covenant and agree with the Sellers as follows:

                  4.1 Authorization; Valid and Binding Obligation. This Agreement has been duly executed and delivered by the Purchasers and constitutes the legal, valid and binding obligation of each Purchaser enforceable against them in accordance with its terms.

                  4.2      Investment and Financial Capacity.
                           ---------------------------------

                  (a) The Purchasers acknowledge that no registration statement relating to the Purchased Shares has been or shall be filed with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended, or the securities laws of any state. The Purchasers acknowledge that the certificates for the Purchased Shares will be marked with a legend to the effect that the shares have not been registered under applicable securities laws and may not be sold, transferred, pledged or hypothecated unless the registration provisions of said laws have been complied with or unless NDCA has received an opinion of counsel reasonably satisfactory to it that such registration is not required.

                  (b) The Purchased Shares will be acquired solely by and for the account of the Purchasers for investment purposes only and are not being purchased for subdivision, resale, or distribution. The Purchasers have no contract, undertaking, agreement, or arrangement with any person to sell, transfer, or pledge the Purchased Shares to such person or anyone else and the Purchasers have no present plans or intentions to enter into any such contract, undertaking or arrangement.

                  (c) The Purchasers are represented in this purchase transaction by Claude Imbleau, President and Chief Executive Officer of NDCA, and by Thomas Hessler, Executive Vice President, Officer of NDCA. The Purchasers, either directly or though such representatives, are knowledgeable as to the business and affairs of NDCA and the risks and uncertainties of an investment in the Purchased Shares. The Purchasers, either directly or through their representatives, have such knowledge and experience in financial and business matters in general and in investments in the nature of the Purchased Shares to fairly evaluate the merits and risks of an investment in NDCA. The Purchasers' financial condition is such that they have no need for liquidity with respect to their investment in NDCA and are able to bear the economic risk of their investment in NDCA for an indefinite period of time, including the risk of loss of all of such investment.

                  4.3 Consents and Approvals. There are no authorizations, consents, approvals or notices required to be obtained or given by the Purchasers or waiting periods required to


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expire in order that this Agreement and the transactions provided for herein may be consummated by the Purchasers.

                  4.4 Absence of Broker or Finder. No person is acting or has acted for the Purchasers as broker or finder in connection with the transactions contemplated hereby.

                  5.       CONDITIONS TO OBLIGATIONS OF PURCHASERS.
                           ---------------------------------------

                  The obligations of each of the Purchasers under this Agreement are subject to the satisfaction of the following conditions, or the written waiver thereof by all of the Purchasers, on or before June 1, 2001. In the event that any of the following conditions have neither been satisfied nor waived by the Purchasers by the close of business of June 1, 2001, this Agreement shall terminate as of such date.

                  5.1 Availability of Financing. The purchase obligation of each Purchaser hereunder is subject to the condition that financing is available for such purchase on terms satisfactory to the respective Purchasers in the exercise of their reasonable judgment. The Purchasers agree to use their best efforts to obtain such financing as is necessary to complete their respective purchase transactions hereunder on terms satisfactory to them.

                  5.2 Approval of Transaction by NDCA. The obligations of the Purchasers hereunder are subject to the condition that the Board of Directors of NDCA shall have approved the acquisition of the Purchased Shares by the Purchasers on the terms set forth herein. The Purchasers agree to use their best efforts to obtain such approval by the Board of Directors of NDCA.

                  5.3 Participation by All Purchasers. The purchase obligation of each Purchaser hereunder is subject to the condition that, simultaneous with the closing of the purchase transaction by such Purchaser, all of the other Purchasers shall also be closing on their respective acquisitions of the Purchased Shares as described on Exhibit A hereto.

                  6.       FURTHER ASSURANCES.
                           ------------------

                  Each party shall, upon request of any of the other parties hereto, at any time and from time to time execute, acknowledge, deliver and perform all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and instruments of further assurances as may reasonably be necessary or appropriate to carry out the provisions and intent of this Agreement.

                  7.       MISCELLANEOUS.
                           -------------

                  7.1 Governing Law. This Agreement shall be governed by the laws of the Sate of North Carolina without regard to its conflicts of laws provisions.

                  7.2 Counterparts/Use of Facsimiles. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall


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constitute a single agreement. The reproduction of signatures by means of telecopying device shall be treated as through such reproductions are executed originals and each party hereto covenants and agrees to provide the other parties with a copy of this Agreement bearing original signatures within five days following transmittal by facsimile.

                  7.3 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto respecting its subject matter and supersedes all negotiations, preliminary agreements and prior or contemporaneous discussions and understandings of the parties hereto in connection with the subject matter hereof. This Agreement may be amended, modified, or supplemented only by a writing signed by the party to be bound by any additional obligation under the amendment, modification or supplement or to be affected thereby.

                  7.4 No Waiver of Rights. Except as otherwise provided herein, no delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence of any such breach or default, or of any similar breach or default occurring later; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

                  7.5 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Agreement, and in either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

                  7.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrations, successors and assigns of the parties hereto.

                  [Remainder of Page Intentionally Left Blank]

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                  IN WITNESS WHEREOF, each of the parties has caused this
Agreement to be executed as of the date first above written.

SELLERS                                PURCHASERS

NETZLER & DAHLGREN CO., AB                /s/ Tommy Hessler
                                       --------------------------------------
                                       Thomas Hessler
By:      /s/ Goran Netzler                /s/ Claude Imbleau
   ---------------------------         --------------------------------------
                                       Claude Imbleau
Title:         President
      ------------------------

Print Name:      Goran Netzler            /s/Rose Lynn Imbleau
           -------------------         --------------------------------------
                                       Rose Lynn Imbleau

    /s/ Anders Dahlgren                   /s/ Rose Lynn Imbleau
------------------------------         --------------------------------------
Anders Dahlgren                        Austin Imbleau, a minor, by
                                       Rose Lynn Imbleau, custodian under the
                                       North Carolina Uniform Transfers to
                                       Minors Act

    /s/ Jan Jutander                      /s/ Rose Lynn Imbleau
------------------------------         --------------------------------------
Jan Jutander                           Spencer Imbleau, a minor, by
                                       Rose Lynn Imbleau, custodian under the
                                       North Carolina Uniform Transfers to
                                       Minors Act

   /s/ Arne Nillson                    Legg Mason Wood Walker
------------------------------         Custodian FBO
Arne Nillson                           Claude Imbleau individual IRA account

                                       By:     /s/ Claude Imbleau
                                          -----------------------------------
                                       Title or
                                       Authority:    Trustee
                                                 ----------------------------

                                       Print Name:  Claude Imbleau
                                                  ---------------------------

                                       Legg Mason Wood Walker
                                       Custodian FBO
                                       Rose Lynn Imbleau individual IRA account

                                       By:    /s/ Rose Lynn Imbleau
                                          -------------------------------------
                                       Title or
                                       Authority:  Trustee
                                                 ------------------------------

                                       Print Name:   Rose Lynn Imbleau
                                                  ----------------------------



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